EXHIBIT 10.51



                                     Warrant

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL ORDINARY SHARES ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES HAS BEEN REGISTERED UNDER THE ACT.

                       WARRANT TO PURCHASE ORDINARY SHARES
                          OF ON TRACK INNOVATIONS LTD.

NO. 1

         This Certifies That, for value received, Sands Brothers International, Ltd. (the "Holder"), is entitled, subject to the terms and conditions of this Warrant, to purchase from On Track Innovations Ltd., an Israeli corporation (the "Company"), at a price per share as specified below up to 5,000 Ordinary Shares, par value NIS 0.1 each (subject to adjustment for stock splits, recapitalization events and the like) (the "Warrant Shares"), as follows.

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          "Registered Holder" means any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

         "Warrant" as used herein, includes this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         2.1 Due Authorization; Consents. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance of all obligations of the Company under, this Warrant, and the authorization, issuance, reservation for issuance and delivery of all of the Warrant Shares, has been taken. This Warrant is a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles. All consents, approvals and authorizations of, and registrations, qualifications and filings with, any federal or state governmental agency, authority or body, or any third party, required in connection with the execution, delivery and performance of this Warrant and the consummation of the transactions contemplated hereby have been obtained.

         2.2 Governmental Consents. All consents, approvals, orders, authorizations or registrations, qualifications, designations, declarations or filings with any governmental authority on the part of Company required in connection with the consummation of the transactions contemplated herein have been obtained.

         2.3 Compliance with Other Instruments. The execution, delivery and performance of and compliance with this Warrant and the consummation of the transactions contemplated hereby will not be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under the Memorandum of Association, Articles of Association, other constitutive document, or any agreement or contract of the Company, or a violation of any statutes, laws, regulations or orders, or an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company.

3. EXERCISE OF WARRANT

         3.1A. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part with respect to the applicable number of Warrant Shares, at an exercise price (the "Exercise Price") of U.S. $5.75 per Warrant Share;

         3.1B. The Holder may exercise this Warrant in respect of the applicable number of Warrant Shares, at any time or from time to time by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as Exhibit 1 (the "Notice of Exercise"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering:

                  (a) this Warrant at the principal office of the Company, and

                  (b) payment, (i) in cash (by check) or by wire transfer, of an amount equal to the product obtained by multiplying the number of shares of Warrant Shares being purchased upon such exercise by the then applicable Exercise Price, except that if Holder is subject to HSR Act Restrictions (as defined in Section 3.6 below), the Exercise Amount shall be paid to the Company within five (5) business days of the termination of all HSR Act Restrictions.

         3.2. Net Issue  Exercise.  In lieu of the payment  methods set forth in
Section 3.1B(b) above, the Holder may elect to exchange all or some of the Warrant for shares of Warrant Shares equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this Section 3.2, the Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of the Holder's election to exchange some or all of the Warrant, and the Company shall issue to Holder the number of shares of Warrant Shares computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

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

                  Where X = the number of shares of Warrant Shares to be issued to Holder.

                  Y = the number of shares of Warrant Shares purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

                  A = the Fair Market Value of one share of the Company's Warrant Shares.

                  B  =  Purchase   Price  (as  adjusted  to  the  date  of  such
                  calculation).

         All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 3.2.


         3.3. Fractional Shares. The Company shall pay the Holder cash in lieu of any fraction of a share equal to such fraction of the Exercise Price of one whole share of Warrant Shares. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

         3.4. HSR Act. The Company hereby acknowledges that exercise of this Warrant by Holder may subject the Company and/or the Holder to the filing requirements of the HSR Act and that Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR Act Restrictions").

         3.5. Partial Exercise; Effective Date of Exercise. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Warrant Shares purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. However, if Holder is subject to HSR Act filing requirements this Warrant shall be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions. The person entitled to receive the shares of Warrant Shares issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

         3.6 Expiration of Warrant. This Warrant shall expire, with respect to the applicable number of Warrant Shares only, on the earlier to occur of : (a) the date that is five (5) years following the date of this Warrant; (b) the merger or consolidation of the Company with or into, or the sale of all or substantially all of the assets or shares of the Company to, another person or entity, following which the Company is not the surviving entity ("M&A Transaction"); provided, however, that the Holder receives at least 30 days' prior written notice of such follow on offering and shall be entitled to make its exercise of this Warrant conditional upon the closing of such transaction.

4. VALID ISSUANCE; TAXES. All shares of Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Warrant Shares in any name other than that of

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

the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

5. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. In addition to any adjustment to the Warrant Shares required by the terms of such Warrant Shares in the Company's Articles of Association, the number of shares of Warrant Shares issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

         5.1. Adjustment for Share Splits, Share Subdivisions or Combinations of Shares. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Warrant Shares issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Warrant Shares or Ordinary Shares. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Warrant Shares issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Shares.

         5.2. Adjustment for Dividends or Distributions of Shares or Other Securities or Property. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Shares (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Warrant Shares (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 5.

         5.3. Reclassification. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 5. No adjustment shall be made pursuant to this Section 5.3 upon any conversion or redemption of the Warrant Shares which is the subject of Section 5.5.

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

         5.4. Adjustment for Capital Reorganization, Merger or Consolidation. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. This Section 5.4 is subject to Section 3.8 above.

6. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

7. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

8. RESERVATION OF WARRANT SHARES. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Warrant Shares or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Association to provide sufficient reserves of shares of Warrant Shares issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing share certificates to execute and issue the necessary certificates for shares of Warrant Shares upon the exercise of this Warrant.

9. [Intentionally omitted]

10. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act of 1933 (the "Act"), covering the disposition or sale of this Warrant or the Warrant Shares issued or issuable upon exercise hereof as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Warrant Shares, unless such transfer is performed in compliance with the provisions of the Company's Articles of Association and either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities has been registered under the Act.

11. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, previously granted to the registered Holder) and will be "restricted securities" within the meaning of Rule 144 under the Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 3.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE

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

         PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

12. NO RIGHTS OR LIABILITIES AS SHAREHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Shares by exercise of this Warrant no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a shareholder of the Company for any purpose.

13. NOTICES. All notices and other communications hereunder shall be in writing and shall be given in person, by registered mail (registered international air mail if mailed internationally), by an overnight courier service which obtains a receipt to evidence delivery, or by facsimile transmission (provided that written confirmation of receipt is provided), addressed as set forth below:

         If to the Company:         On Track Innovations Ltd.
                                    Z.H.R. Industrial Zone
                                    Rosh Pina, Israel 12000

         With a copy to:            Zysman, Aharoni, Gayer & Co., Law Offices
                                    52A Hayarkon Street
                                    Tel Aviv, Israel 63432
                                    Attn: Shy Baranov, Adv.
                                    Fax Number: +972-3-7955520

         If to Holder:              Sands Brother International, Ltd.
                                    90 Park Avenue, 39TH Floor
                                    New York, NY 10015

Or such other address as any party may designate to the other in accordance with the aforesaid procedure. All notices and other communications delivered in person or by courier service shall be deemed to have been given as of three (3) business days after sending thereof, those given by facsimile transmission shall be deemed given twenty-four hours following transmission, and all notices and other communications sent by registered mail (or air mail if the posting in international) shall be deemed given seven (7) days after posting.

14. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

15. GOVERNING LAW; JURISDICTION. Any claim arising under or relating to this Warrant, shall be governed by the laws of the State of Israel, without regard to principles of conflict of laws. Each party hereto consents that any legal action or proceeding against it under, arising out of or in any manner relating to this Warrant shall be brought exclusively in the courts of the State of New York located in New York County or in the United States District Court for the Southern District of New York. Each party hereto expressly waives any right to a trial by jury in any action or proceeding under this Warrant, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

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

16. NO IMPAIRMENT. The Company will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Shares upon exercise of this Warrant.

17. NOTICES OF RECORD DATE. In case:

         17.1. the Company shall take a record of the holders of its Warrant Shares (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

         17.2. of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the share capital of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

         17.3. of any voluntary dissolution, liquidation or winding-up of the Company; or

         17.4. of any redemption or conversion of all outstanding Ordinary Shares or Warrant Shares;

then, and in each such case, if applicable, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Shares, Ordinary
Shares or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Warrant Shares, Ordinary Shares (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least ten (10) days prior to the date therein specified.

18.  SEVERABILITY.  If any term,  provision,  covenant  or  restriction  of this
Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

19. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and delivered by

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

facsimile, and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

20. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which prohibits the rights granted to the Holders of this Warrant. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived or lapsed.







         IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of July 11, 2003.


Sands Brothers International, Ltd.          On Track Innovations Ltd.


By: /s/ Steven Sands                        By: /s/ Oded Bashan


Steven Sands                                Oded Bashan
Printed Name                                Printed Name


Chairman                                    President
Title                                       Title

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)

On Track Innovations Ltd.                                    WARRANT NO. __
The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of On Track Innovations Ltd., as provided for therein, and (check the applicable box):

|_| Tenders herewith payment of the exercise price in full in the form of cash or (by check) or by wire transfer in same-day funds in the amount of $____________ for _________ such securities, pursuant to the Warrant.

|_|

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:             _____________________________________________________

Address:          _____________________________________________________

Signature:        _____________________________________________________


Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.






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